SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: November 1, 2005



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

830-789 West Pender Street, Vancouver, B.C. Canada          V6C 1H2
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 689-4407
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None


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Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

On November 01, 2005, Vancouver, BC - Anthony Garson, President and CEO of China NetTV Holdings Inc., provided an updated report on two copper-gold zones at the Zemuduola property located 10 km west of its copper-gold discovery at Xietongmen. Continental Minerals Corporation (TSX-KMK) may earn a 60% interest in the Xietongmen property by spending $10 million before November 9, 2007.

China NetTV Holdings Inc. has option to earn a 60% of the Rights/Permits to the Zemuduola property in 2005 as an addition to a portfolio of properties totaling
151.4 sq km surrounding the Xietongmen discovery. The 17.96 square km Zemuduola property is situated approximately 245 km southwest of Lhasa, Tibet, China. Prior to 2005

Numerous gossans and alteration zones occur on the property. The property is underlain by intermediate volcanic rocks, several intrusions and contains a small limestone showing at the peak of the property. The property is prospective for porphyry style mineralization and lies in the "northwest trending Xietongmen mineralized corridor"

The Zemuduola property exhibits two major distinctive mineralized alteration zones: Zone 1 and Zone 2. Zone 2 is the largest mineralized showing on the properties outside of Xietongmen. About 90% of the surface mineralization occurs as copper oxides.

Zone 1 trending east-west is approximately 16 meters wide by 900 meters long. The zone is reached by a newly completed 18 km access road.

o Zone 1 is cut by two trenches, TC1 & TC2. TC1, located at the west end of the zone is 44 meters in length and was channel sampled at two meter intervals for 44 meters. The interval 4 meters to 32 meters returned a weighted average grade of 1.24 g/mt gold and 1.57 % copper. Insignificant values were returned between 0m-4m and 32m-44m.

o TC2, located approximately 250 meters to the east of TC1 is 41 meters in length and was channel sampled in two locations. The interval 3 meters to 7 meters returned a weighted average grade of 0.36 g/mt gold and 1.21% copper. Insignificant values were returned between 27m-31.5m. No assays were taken between 7m-27m & 31.5m-41m.

o A number of additional shallow trenches in the proximity of zone 1 indicate significant channel sample assays taken over two meter intervals:

o    BT5-H1 (4m-6m,  0.47 g/mt gold & 1.20% copper),  BT5-H2 (9m-11m,  0.09 g/mt gold & 0.69% copper),

o    BT14-H1 (3m-4m,  0.42 g/mt gold & 1.58% copper),  BT14-H2 (4m-5m, 0.60 g/mt gold & 1.14% copper),

o    BT17-H1 (7m-9m, 0.92 g/mt gold & 0.37% copper)

o    BT18-H1 (1m-3m,  2.23 g/mt gold & 4.35% copper),  BT18-H2 (7m-9m, 0.65 g/mt gold & 0.85% copper).

Zone 2, trending east-west, two km north of Zone 1 is approximately 300 meters wide by 600 meters in length

Zone 2 is cut by trench TC6, 35 meters in length. Two meter interval channel samples in TC6 taken from 17 meters to 25 meters returned a weighted average assay value of 3.46 g/mt gold and 0.67 % copper (samples capped at 10 g/mt). Two meter interval channel samples in TC6 taken from 29 meters to 33 meters returned a weighted average assay value of 8.11 g/mt gold and 1.98 % copper (samples capped at 10 g/mt). Insignificant values were returned between 3m-7m, 9m-11m. No assays were taken between 11m-17m and 33m-35m.

Zone 2, is trenched by TC7, TC5 and TC16

o TC7 is 144 m in length. Two meter channel samples representing seven individual mineralized zones totaling 64 meters, returned a weighted average value of 2.53 g/mt gold and 0.74% copper. No assays were reported between 0m-6m, 24m-25m, 31m-41m, 56m-65m, 79m-109m and 115m-136m.

o Trenches TC5 & TC16 are about 200 meters apart. TC5 is 26m in length. TC5 returned a two meter channel (7 m-9 m) assay of 1.01 g/mt gold and 0.055 % copper. A second two meter (9m-11m) channel sample assayed 0.25 g/mt and
     0.40 % copper. Assays between 20m-26m returned insignificant values. Trench TC16 is 60 meters in length. Two meter channel samples assayed between 8 meters to 60 meters returned a weighted average value of 0.61 g/mt gold and
     0.79 % copper. Insignificant values were returned between 0m-8m. Current Work Program 2005

In conjunction with Chinese advisors and an independent consultant, the Company instigated a work program on the Zemuduola property in June 2005 to be completed by year-end 2005. (Press Release June 29, 2005) A decision was made to complete an eighteen km road through the Zemuduola property in order to more readily access the above zones and additional anomalous targets located on both the Zemuduola and the adjacent Donggapu property. The road allowed mobilization of trenching and bulldozer equipment and a drill rig as a prelude to a planned diamond-drilling program. The field work comprising a budget of $454,000 has been allocated to this project.

Allocated Field Work:

o    1: 2,000 geological mapping survey covering 4.5 sq. km

o    Geophysical survey covering 9 km

o    Trenching program- 3,000 cu. meters

o    Potential adits-107 meters. Zone 2

o    1500 meters drilling

As at September 30, 2005, the field teams had completed the geological mapping survey, geophysical survey and 1,103 meters of trenching designated as TC05-01, TC05-02, TC05-03 and TC05-04. A drill program commenced August 23, 2005 at Zone
2. As of September 30, 2005, vertical hole ZK801 had been completed to a depth of 226.4 meters designed to test the continuity of the mineralized zone to depth. Completion of the hole and assay results from the trenching and drill core is pending.

o China NetTV Holdings Inc. can earn a 60% interest in the property, 100% owned by Jiaertong Minerals Explorations Ltd. by incurring exploration expenditures of no less than US$400,000 over twelve months.

o All samples are delivered by the College of Earth Sciences, Chengdu University of Technology and analyzed by the Southwest Research Institute of Metallurgy-Lab, Shanxi, China. Results are certified by the National Measure Authority of China. The qualified person for this project is Professor Tang, Juxing Ph. D., P. Geo.

o Trench sampling and analytical results were verified during a recent property visit by Marc Prefontaine, M.Sc., P.Geo., a qualified person under NI 43-101. Mr. Prefontaine collected independent samples from the trenches and personally delivered his samples to ALS Chemex Laboratories in Vancouver for analysis. Mr. Prefontaine reported to the Company that the sampling was carried out by the China NetTV Holdings Inc. field crew in a proper manner and that overall, the assay results from his samples verified that the assay results reported by the Company are within an acceptable range.

o Maps, photographs and additional information are available on CTVH website at www.ctvh-holdings.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  99 Press Release

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2005              China NetTV Holdings, Inc.



                                    By: /s/ Maurice Tsakok
                                        ----------------------------------------
                                        Maurice Tsakok, Director